UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 31, 2005
GEN-PROBE INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31279 (Commission File Number)	33-0044608 (I.R.S. Employer Identification No.)
10210 Genetic Center Drive
San Diego, CA 92121
(Address of Principal Executive Offices)
(858) 410-8000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Section 8 – Other Events
Item 8.01. Other Events.
     On August 31, 2005, Gen-Probe Incorporated entered into a collaboration agreement (“Agreement”) with Millipore Corporation. Pursuant to the Agreement, Gen-Probe and Millipore will develop, manufacture and commercialize on an exclusive basis nucleic acid testing products for rapid microbiological and virus monitoring in the biotech and pharmaceutical industries.
     A copy of the press release we issued with respect to the execution of the Agreement is furnished with this current report as Exhibit 99.1.
Forward-Looking Statements
     Any statements in this Current Report on Form 8-K about Gen-Probe’s expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “hope” and “would.” For example, statements concerning product development and market potential are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by any forward-looking statement. Some of the risks, uncertainties and assumptions that could cause actual results to differ materially from estimates or projections in the forward-looking statement include, but are not limited to: (i) the risk that R&D efforts may not be successful, (ii) the risk that new products may not gain market acceptance, and (iii) the risk that Gen-Probe may not be able to maintain this collaboration or enter into new ones. For additional information about risks and uncertainties and a discussion of Gen-Probe’s financial statements and footnotes, see documents filed by Gen-Probe with the SEC, including the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, and all periodic filings made with the SEC. Gen-Probe assumes no obligation and expressly disclaims any duty to update any forward-looking statement to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of subsequent events.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press release of Gen-Probe Incorporated dated August 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEN-PROBE INCORPORATED
Date: September 1, 2005	By:	/s/ R. William Bowen
R. William Bowen
Vice President and General Counsel